FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of general information about financial statements [Abstract]
Schedule Of Contractual Obligations
The following table shows our contractual obligations as at December 31, 2018:

	Payment due (in thousands) by period
(Stated in thousands of U.S dollars)	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years	Total
Accounts payable and accrued liabilities [1]	$84,894	$—	$—	$—	$84,894
Debt [2]	28,213	78,751	2,000	—	108,964
Interest on long term debt	8,155	11,685	74	—	19,914
Purchase obligations	13,762	—	—	—	13,762
Rehabilitation provisions [3]	7,665	27,908	26,283	11,613	73,469
Total	$142,689	$118,344	$28,357	$11,613	$301,003

[1]	Includes the current portion of the PSU liabilities of $6.4 million.

[2]
Includes the 7% Convertible Debentures maturing in August 2021, the finance leases and the vendor agreement. Golden Star may not redeem the 7% Convertible Debentures prior to August 15, 2019, except in the event of certain changes in applicable tax law. On or after August 15, 2019, the Company may redeem all or part of the outstanding 7% Convertible Debentures at the redemption price, only if the last reported sales price of the Company's common shares for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day prior to the date the Company provides the notice of redemption to holders exceeds 130% of the conversion price in effect on each such trading day. The presentation shown above assumes payment is made in cash and also assumes no conversions of the 7% Convertible Debentures into common shares by the holders prior to the maturity date.

[3]	Rehabilitation provisions indicates the expected undiscounted cash flows for each period.